UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 2, 2006


                             Roaming Messenger, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                             ---------------------
                 (State or other jurisdiction of incorporation)



          0-13215                                      30-0050402
---------------------------                        -------------------
(Commission File Number)                           (I.R.S. Employer
                                                    Identification No.)

            50 Castilian Dr. Suite A, Santa Barbara, California 93117
            --------------------------------------------------- -----
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (805) 683-7626


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:    4
                                        --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS.............................1

SECTION 2.   FINANCIAL INFORMATION............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS...................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL  STATEMENTS........1

             Item 4.01  Changes in Registrant's Certifying Accountant.........1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT..............................1

SECTION 6.   ASSET BACKED SECURITIES..........................................1

SECTION 7.   REGULATION FD....................................................2

SECTION 8.   OTHER EVENTS.....................................................2

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ...............................2

SIGNATURES....................................................................2


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SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Not Applicable.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         Not Applicable.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Item 4.01  Changes in Registrant's Certifying Accountant.

         On or about August 2, 2006, the Company engaged HJ Associates & Consultants, LLP, Certified Public Accountants ("New Accountant") to audit and review the Company's financial statements for the fiscal year ending June 30, 2006. The New Accountant has been engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Company's former accountant, Rose, Snyder & Jacobs, a corporation of certified public accountants (the "Former Accountant").

         The Former Accountant was dismissed effective August 2, 2006. The Former Accountant's reports on the Company's financial statements during its past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, except for a going concern qualification contained in its audit reports for the fiscal years ended June 30, 2004 and 2005. The decision to change accountants was recommended and approved by the Company's Board of Directors. During the fiscal years ended June 30, 2004 and June 30, 2005 through the date hereof, the Company did not have any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Former Accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

         The New Accountant was engaged effective August 2, 2006. The New Accountant was engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Former Accountant. A letter from the Former Accountant addressed to The Securities and Exchange Commission was requested by the Company and is attached to this Report as Exhibit 9(c)(16).


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

         Not Applicable.


SECTION 6.  ASSET BACKED SECURITIES

         Not Applicable.


                                       1
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SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8.  OTHER EVENTS

         Not Applicable.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  16. Letter from Rose, Snyder & Jacobs, a corporation of certified public accountants, dated August 2, 2006.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                             ROAMING MESSENGER, INC.
                                -----------------
                                  (Registrant)

Date:  August 2, 2006


                                \s\   Jonathan Lei
                                 --------------------------------------
                                      Jonathan Lei, President